UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2016

Date of reporting period :	March 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Annual report
2|29|16

A world of investing.®
Putnam INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Annual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	72

About the Trustees	73

Officers	75

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

How did Putnam Retirement Income Fund Lifestyle 3 perform during the 12 months ended February 29, 2016?

During a period of extreme volatility in the equity markets, the fund produced a return of –7.21% for the 12-month reporting period ended February 29, 2016. This fund underperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which was up 1.50% for the period, and it also underperformed the allequity S&P 500 Index, which delivered a –6.19% return.

What factors influenced the global investment environment during the 12-month reporting period?

Multiple factors contributed to a volatile investment environment, especially among risk assets such as stocks. In September 2015, the global markets were embroiled in ongoing worries about the slowing pace of economic growth in China. In an effort to prop up its rapidly decelerating economy, the Chinese government took aggressive steps, including a devaluation of the country’s currency, the yuan, that sent ripples across global capital markets. In addition, there was a continued selloff in energy markets, where subdued demand from emerging markets,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 3	5

coupled with unrestrained energy supplies, sent energy prices markedly lower.

Equity markets witnessed a substantial reversal in October, as worries about China subsided a bit. In the waning months of 2015, however, stocks resumed a period of choppiness, as investors sifted through the possible scenarios around the anticipated hike in short-term interest rates by the U.S. Federal Reserve. In mid-December, as expected, the central bank raised the federal funds rate by one-quarter of one percent, ending a seven-year period of accommodative monetary policy aimed at supporting economic recovery in the United States following the Great Recession of 2008. Although this move was anticipated, it too contributed to volatility across global capital markets.

The Fed’s move to normalize interest rates in the United States came at the same time that central banks in other parts of the world — notably the European Central Bank, the Bank of Japan, and the People’s Bank of China — were continuing to pursue accommodative monetary policies to stimulate economic growth. In our view, this policy divergence continued to create some uncertainty across global markets about the future course of interest rates. The weakness in energy and other commodity prices mentioned earlier also had a significant dampening effect on the high-yield bond market, as energy-related issuers make up about 15% of the high-yield market. Yield spreads widened as a result of the weakness in energy and commodity-related businesses, and high-yield bond prices suffered as a result. January 2016 brought on new challenges, with renewed fears about growth in China causing another round of selloffs across global stock markets. Energy prices also continued to come under pressure as the new year began. Markets stabilized a bit in

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 3

February, but the reporting period as a whole was marked by bouts of extreme volatility, which had a markedly negative effect on risk assets.

The MSCI All-Country World Index [ND], designed to provide a broad measure of global stock markets, posted a return of –11.83% for the 12-month reporting period ended February 29, 2016. The MSCI EAFE Index [ND], which represents performance in the world’s developed markets, was down even more, returning –16.74% for the reporting period. By comparison, the S&P 500 Index, a common measure of the broader U.S. stock market, returned –6.19%, making it among the strongest of the world’s equity markets. Bond markets fared considerably better by comparison, as measured by the Barclays U.S. Aggregate Bond Index, which gained 1.50% during the 12-month period. Meanwhile, the Barclays Global Aggregate Bond Index was up 0.83% over the period. The high-yield market was the outlier during the period, as the JPMorgan Global High Yield Index returned –8.11% for the 12-month period.

How did these macroeconomic factors affect the fund’s absolute performance during the 12-month reporting period?

The fund allocates its assets across various investment classes, including stocks and bonds, as well as absolute return strategies. The fund’s asset allocations were held close to neutral versus its primary benchmark Barclays U.S. Aggregate Bond Index during the period. The fund’s equity allocation was negatively impacted by the weak

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3	7

performance of the world’s stock markets through most of the period. Conversely, the positive performance of the rate-sensitive fixed-income markets produced better results for the fund.

In addition, overall performance was hurt by the fund’s position in Putnam Absolute Return 700 Fund, which is intended to help reduce volatility in the portfolio. During the period, the Absolute Return 700 Fund delivered a negative result. In summary, during a period of extreme market volatility, the fund’s absolute performance was hurt the most by its allocations to risk assets, including both U.S. and international stocks, as well as high-yield bonds.

What is your outlook for the global investment environment?

I think the road ahead is likely to be marked by more of the same volatility we’ve seen during the recent past. I also think this volatility is likely to be seen across all asset classes.

In the equity class, given the remarkable run-up we’ve seen in U.S. stock prices over the past seven years — a cumulative rally of nearly 200% — we think it is unrealistic to expect a continuation of this trend.

Within fixed income, there continues to be a divergence in monetary policy between the United States, which has begun tightening, and the rest of the world, where major central banks are easing monetary policy in an effort to stimulate economic growth. In our view, this divergence will generate volatility in the interest-rate-sensitive segment of the fixed-income markets.

Meanwhile, in the credit-sensitive portion of the bond market, we continue to see widening spreads in the high-yield market, potentially signifying, in our view, that

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 3

investors believe there is greater risk in lending to noninvestment-grade issuers. At the same time, however, outside the energy sector, there has not been a meaningful uptick in default rates on this debt. This could lead to further volatility for high-yield bonds, depending on how investors interpret this dislocation — whether it suggests tougher times ahead or, perhaps, an attractive investment opportunity.

Commodities also pose a question mark. Energy prices have fallen considerably during the recent past, but it remains to be seen whether they will remain low. As investors pore over the possibilities, we believe that volatility becomes the obvious by-product.

How does your outlook influence your strategy?

With the likelihood that market volatility is here to stay, our strategic approach to asset allocation is turning more tactical in nature. We believe that volatility in each of the asset classes — equities, rate-sensitive fixed income, credit, and commodities — could present opportunities for the fund. We expect there will be a more-tactical approach to how those exposures are managed, seeking to take advantage not only of changes in market direction but, more importantly, of dislocations that are not directly correlated with market movements.

Thanks, Bob, for your time and insights.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

Effective in May 2015, Putnam Retirement Income Fund Lifestyle 3 reduced its monthly dividend from $0.013 per share to $0.012 per share. The decrease reflects the low interest-rate environment as higher-coupon securities were replaced with lower-coupon securities.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Retirement Income Fund Lifestyle 3	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10 Retirement Income Fund Lifestyle 3

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.28%	3.91%	3.73%	3.73%	3.51%	3.51%	3.87%	3.57%	4.03%	4.53%

10 years	46.50	40.64	37.79	37.79	35.89	35.89	41.00	36.41	42.88	50.27
Annual average	3.89	3.47	3.26	3.26	3.11	3.11	3.50	3.15	3.63	4.16

5 years	19.51	14.73	15.15	13.15	15.24	15.24	18.02	14.18	17.91	21.13
Annual average	3.63	2.79	2.86	2.50	2.88	2.88	3.37	2.69	3.35	3.91

3 years	8.69	4.34	6.23	3.23	6.30	6.30	7.84	4.33	7.99	9.62
Annual average	2.82	1.43	2.03	1.06	2.06	2.06	2.55	1.42	2.60	3.11

1 year	–7.21	–10.92	–7.84	–12.37	–7.84	–8.75	–7.35	–10.36	–7.35	–6.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Retirement Income Fund Lifestyle 3	11

Comparative index returns For periods ended 2/29/16

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Annual average (life of fund)	4.44%	7.04%

10 years	58.24	86.66
Annual average	4.70	6.44

5 years	19.34	62.03
Annual average	3.60	10.13

3 years	6.79	35.85
Annual average	2.22	10.75

1 year	1.50	–6.19

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the 12-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.275		$0.193	$0.192	$0.250		$0.248	$0.300

Capital gains	—		—	—	—		—	—

Total	$0.275		$0.193	$0.192	$0.250		$0.248	$0.300

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/15	$11.45	$11.93	$11.40	$11.41	$11.42	$11.80	$11.44	$11.47

2/29/16	10.36	10.79	10.32	10.33	10.34	10.69	10.36	10.39

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	1.39%	1.33%	0.70%	0.70%	1.16%	1.12%	1.16%	1.62%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	2.31	1.67	1.67	N/A	2.08	1.97	2.64

Current 30-day SEC yield
(without expense limitation) [3,4]	N/A	1.75	1.09	1.09	N/A	1.52	1.40	2.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Retirement Income Fund Lifestyle 3

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,779 and $13,589, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,641. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,288 and $15,027, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.65%	4.29%	4.10%	4.10%	3.87%	3.87%	4.23%	3.93%	4.39%	4.89%

10 years	52.16	46.08	43.12	43.12	41.16	41.16	46.35	41.59	48.41	55.91
Annual average	4.29	3.86	3.65	3.65	3.51	3.51	3.88	3.54	4.03	4.54

5 years	24.86	19.87	20.10	18.10	20.19	20.19	23.10	19.10	22.96	26.29
Annual average	4.54	3.69	3.73	3.38	3.75	3.75	4.24	3.56	4.22	4.78

3 years	11.92	7.44	9.40	6.40	9.37	9.37	11.06	7.45	11.10	12.76
Annual average	3.82	2.42	3.04	2.09	3.03	3.03	3.56	2.42	3.57	4.08

1 year	–2.66	–6.56	–3.40	–8.14	–3.32	–4.27	–2.89	–6.05	–2.91	–2.44

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Retirement Income Fund Lifestyle 3 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/28/15*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/28/15	1.87%	2.62%	2.62%	2.12%	2.12%	1.62%

Annualized expense ratio for
the six-month period ended
2/29/16†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.11%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.90	$8.56	$8.56	$6.12	$6.12	$3.68

Ending value (after expenses)	$970.20	$966.50	$967.40	$969.00	$969.70	$972.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Retirement Income Fund Lifestyle 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.02	$8.77	$8.77	$6.27	$6.27	$3.77

Ending value (after expenses)	$1,019.89	$1,016.16	$1,016.16	$1,018.65	$1,018.65	$1,021.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or

16 Retirement Income Fund Lifestyle 3

Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplaces.

MSCI All Country World Index [ND] is a weighted index that is designed to provide a broad measure of equity-market performance in both developed and emerging markets.

MSCI EAFE Index (Europe, Australasia, Far East) [ND] is free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 3 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Retirement Income Fund Lifestyle 3

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 3 19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 3:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 3 (the “fund”) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 29, 2016 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2016

20 Retirement Income Fund Lifestyle 3

The fund’s portfolio 2/29/16

COMMON STOCKS (29.5%)*	Shares	Value

Banking (1.2%)
Banco Santander SA (Spain)	2,293	$9,224

Bank Hapoalim BM (Israel)	1,937	9,464

Bank of New York Mellon Corp. (The)	916	32,417

Barclays PLC (United Kingdom)	1,441	3,405

BNP Paribas SA/New York, NY (France)	759	35,053

Citigroup, Inc.	1,567	60,878

Credit Suisse Group AG (Switzerland)	362	4,850

JPMorgan Chase & Co.	1,321	74,372

Popular, Inc. (Puerto Rico)	194	5,141

Regions Financial Corp.	1,062	7,986

Resona Holdings, Inc. (Japan)	6,400	22,295

Societe Generale SA (France)	427	14,818

State Street Corp.	170	9,313

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,000	27,881

Wells Fargo & Co.	457	21,442

Woori Bank (South Korea)	376	2,645

341,184
Basic materials (1.1%)
Amcor, Ltd. (Australia)	1,406	14,064

Asahi Kasei Corp. (Japan)	1,000	5,632

Axalta Coating Systems, Ltd. †	281	7,295

BASF SE (Germany)	577	37,717

Cabot Corp.	46	2,048

Ems-Chemie Holding AG (Switzerland)	31	14,365

Evonik Industries AG (Germany)	310	9,350

Fortescue Metals Group, Ltd. (Australia) S	6,471	9,430

Glencore PLC (United Kingdom)	5,334	9,790

Graphic Packaging Holding Co.	530	6,535

Incitec Pivot, Ltd. (Australia)	4,305	8,946

Kuraray Co., Ltd. (Japan)	500	5,448

LyondellBasell Industries NV Class A	553	44,356

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,000	4,653

Mitsubishi Materials Corp. (Japan)	4,000	11,219

Mondi PLC (South Africa)	295	5,254

Newcrest Mining, Ltd. (Australia) †	1,138	14,350

Nippon Steel & Sumitomo Metal Corp. (Japan)	300	5,158

Nitto Denko Corp. (Japan)	100	5,260

Reliance Steel & Aluminum Co.	78	4,749

Rio Tinto PLC (United Kingdom)	555	14,547

Royal Boskalis Westminster NV (Netherlands)	197	7,129

Sealed Air Corp.	327	14,954

Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	10,693

ThyssenKrupp AG (Germany)	623	10,589

UPM-Kymmene OYJ (Finland)	933	15,716

voestalpine AG (Austria)	178	5,119

Yara International ASA (Norway)	150	5,804

		310,170

Retirement Income Fund Lifestyle 3 21

COMMON STOCKS (29.5%)* cont.	Shares	Value

Capital goods (1.1%)
ABB, Ltd. (Switzerland)	767	$13,664

ACS Actividades de Construccion y Servicios SA (Spain)	353	9,108

Airbus Group SE (France)	89	5,764

Allegion PLC (Ireland)	98	6,174

Allison Transmission Holdings, Inc.	613	14,516

B/E Aerospace, Inc.	168	7,328

BAE Systems PLC (United Kingdom)	392	2,784

Boeing Co. (The)	464	54,836

BWX Technologies, Inc.	127	4,051

Carlisle Cos., Inc.	49	4,418

Crown Holdings, Inc. †	523	24,503

General Dynamics Corp.	58	7,904

IDEX Corp.	57	4,284

JTEKT Corp (Japan)	300	4,077

KBR, Inc.	340	4,702

Leggett & Platt, Inc.	176	7,860

Mitsubishi Electric Corp. (Japan)	2,000	20,153

Northrop Grumman Corp.	12	2,307

Orbital ATK, Inc.	95	7,957

OSRAM Licht AG (Germany)	216	10,067

Raytheon Co.	123	15,234

Roper Technologies, Inc.	91	15,282

Sandvik AB (Sweden)	333	3,025

Spirit AeroSystems Holdings, Inc. Class A †	165	7,590

Thales SA (France)	41	3,260

Vinci SA (France)	555	38,219

Waste Connections, Inc.	235	14,492

313,559
Communication services (1.0%)
BT Group PLC (United Kingdom)	3,780	25,385

Deutsche Telekom AG (Germany)	1,223	20,508

Eutelsat Communications SA (France)	359	10,869

Juniper Networks, Inc.	1,088	26,874

KDDI Corp. (Japan)	500	12,712

Nippon Telegraph & Telephone Corp. (Japan)	500	21,398

NTT DoCoMo, Inc. (Japan)	1,000	23,245

Orange SA (France)	1,424	24,577

Sky PLC (United Kingdom)	2,065	29,774

Telenor ASA (Norway)	596	8,879

Telstra Corp., Ltd. (Australia)	4,058	15,211

Verizon Communications, Inc.	1,598	81,067

Vodafone Group PLC (United Kingdom)	2,720	8,270

308,769
Conglomerates (—%)
Siemens AG (Germany)	131	12,165

12,165
Consumer cyclicals (3.4%)
Adecco SA (Switzerland)	288	16,674

Amazon.com, Inc. †	52	28,731

Aristocrat Leisure, Ltd. (Australia)	1,224	8,740

22 Retirement Income Fund Lifestyle 3

COMMON STOCKS (29.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Carter’s, Inc.	179	$18,192

Cie Generale des Etablissements Michelin (France)	231	20,773

Clorox Co. (The)	155	19,595

Continental AG (Germany)	103	20,683

Dai Nippon Printing Co., Ltd. (Japan)	3,000	25,703

Discovery Communications, Inc. Class A † S	1,547	38,675

Fiat Chrysler Automobiles NV (Italy)	1,403	9,600

Flight Centre Travel Group, Ltd. (Australia) S	359	10,612

Fuji Heavy Industries, Ltd. (Japan)	800	26,078

Galaxy Entertainment Group, Ltd. (Hong Kong)	1,000	3,350

Global Payments, Inc.	331	20,174

Home Depot, Inc. (The)	571	70,873

Host Hotels & Resorts, Inc. R	2,270	34,754

Industria de Diseno Textil SA (Inditex) (Spain)	467	14,445

Industrivarden AB Class A (Sweden)	1,685	28,787

ITV PLC (United Kingdom)	8,274	28,435

KAR Auction Services, Inc.	243	8,605

Kia Motors Corp. (South Korea)	170	6,360

Kingfisher PLC (United Kingdom)	5,719	26,443

Lagardere SCA (France)	751	21,634

Lear Corp.	175	17,736

Liberty Interactive Corp. Class A †	436	11,066

Liberty Media Corp. Class A †	185	6,590

Lowe’s Cos., Inc.	783	52,876

Marks & Spencer Group PLC (United Kingdom)	2,895	17,047

Masco Corp.	738	20,812

Mazda Motor Corp. (Japan)	700	9,692

MSG Networks, Inc. Class A †	117	1,921

News Corp. Class A	527	5,702

Next PLC (United Kingdom)	45	4,230

NIKE, Inc. Class B	402	24,759

Peugeot SA (France) †	822	12,346

ProSiebenSat.1 Media SE (Germany)	126	6,464

Publicis Groupe SA (France)	95	5,862

Quanta Services, Inc. †	487	9,881

Ryman Hospitality Properties R	1,122	53,710

Scotts Miracle-Gro Co. (The) Class A	50	3,451

Securitas AB Class B (Sweden)	1,052	15,742

ServiceMaster Global Holdings, Inc. †	177	6,714

Shimamura Co., Ltd. (Japan)	100	11,017

Sirius XM Holdings, Inc. †	4,703	17,495

Six Flags Entertainment Corp.	136	6,917

SJM Holdings, Ltd. (Hong Kong)	7,000	4,280

Suzuki Motor Corp. (Japan)	100	2,488

TABCORP Holdings, Ltd. (Australia)	923	2,833

Taylor Wimpey PLC (United Kingdom)	3,590	9,276

Thor Industries, Inc.	36	1,994

Toppan Printing Co., Ltd. (Japan)	2,000	16,849

Retirement Income Fund Lifestyle 3 23

COMMON STOCKS (29.5%)* cont.	Shares	Value

Consumer cyclicals cont.
TUI AG (Germany)	460	$6,814

Valeo SA (France)	91	12,606

Viacom, Inc. Class B	300	11,055

Visteon Corp.	104	7,272

Wal-Mart Stores, Inc.	959	63,620

Wolters Kluwer NV (Netherlands)	364	13,737

World Fuel Services Corp.	63	2,949

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	1,000	3,562

989,281
Consumer finance (0.2%)
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	4,100	17,608

Synchrony Financial †	1,273	34,307

Consumer staples (2.0%)		51,915
Altria Group, Inc.	284	17,486

Ashtead Group PLC (United Kingdom)	549	6,976

British American Tobacco PLC (United Kingdom)	274	14,915

Bunge, Ltd.	290	14,419

Campbell Soup Co.	296	18,278

Coca-Cola Amatil, Ltd. (Australia)	1,997	12,134

Coca-Cola Enterprises, Inc.	368	17,852

ConAgra Foods, Inc.	544	22,881

Dr. Pepper Snapple Group, Inc.	442	40,456

Edgewell Personal Care Co.	42	3,211

Energizer Holdings, Inc.	94	3,660

Estee Lauder Cos., Inc. (The) Class A	224	20,458

Geo Group, Inc. (The) R	1,195	34,703

Imperial Tobacco Group PLC (United Kingdom)	792	40,938

ITOCHU Corp. (Japan)	800	9,389

J Sainsbury PLC (United Kingdom)	2,875	10,125

Kao Corp. (Japan)	500	25,152

Koninklijke Ahold NV (Netherlands)	1,477	32,329

Kroger Co. (The)	567	22,629

Liberty Ventures Ser. A †	159	5,834

METRO AG (Germany)	207	5,075

Nestle SA (Switzerland)	427	29,909

PepsiCo, Inc.	486	47,541

Reckitt Benckiser Group PLC (United Kingdom)	156	14,198

Starbucks Corp.	628	36,556

Svenska Cellulosa AB SCA Class B (Sweden)	166	4,930

Swedish Match AB (Sweden)	533	17,162

Unilever NV ADR (Netherlands)	366	15,648

Unilever PLC (United Kingdom)	267	11,428

WH Group, Ltd. 144A (Hong Kong) †	19,000	11,041

Woolworths, Ltd. (Australia)	373	6,079

573,392
Energy (1.4%)
BP PLC (United Kingdom)	6,988	33,879

California Resources Corp.	79	44

CVR Energy, Inc.	87	2,058

24 Retirement Income Fund Lifestyle 3

COMMON STOCKS (29.5%)* cont.	Shares	Value

Energy cont.
Exxon Mobil Corp.	68	$5,450

Gulfport Energy Corp. †	408	9,792

Halliburton Co.	640	20,659

HollyFrontier Corp.	224	7,576

Occidental Petroleum Corp.	843	58,015

OMV AG (Austria)	1,231	32,158

Questar Corp.	126	3,121

Repsol YPF SA (Spain)	932	9,570

Royal Dutch Shell PLC Class A (United Kingdom)	865	19,686

Royal Dutch Shell PLC Class B (United Kingdom)	783	17,795

Schlumberger, Ltd.	912	65,409

Statoil ASA (Norway)	2,106	30,583

Tesoro Corp.	88	7,100

Total SA (France)	712	31,901

Valero Energy Corp.	305	18,324

Vestas Wind Systems A/S (Denmark)	501	33,760

Woodside Petroleum, Ltd. (Australia)	573	10,366

417,246
Financial (0.6%)
3i Group PLC (United Kingdom)	4,711	28,444

Broadridge Financial Solutions, Inc.	71	3,985

CoreLogic, Inc. †	91	3,148

HSBC Holdings PLC (United Kingdom)	4,862	30,875

Mitsubishi UFJ Financial Group, Inc. (Japan)	5,800	24,858

Mizuho Financial Group, Inc. (Japan)	20,500	30,025

Morgan Stanley	1,233	30,455

ORIX Corp. (Japan)	1,600	20,813

SBI Holdings, Inc. (Japan)	1,100	9,982

UBS Group AG (Switzerland)	236	3,596

186,181
Health care (2.5%)
AbbVie, Inc.	25	1,365

AmerisourceBergen Corp.	501	43,397

Amgen, Inc.	406	57,766

Anthem, Inc.	314	41,037

Astellas Pharma, Inc. (Japan)	1,300	18,642

AstraZeneca PLC (United Kingdom)	479	27,174

Bruker Corp. †	121	3,144

C.R. Bard, Inc.	119	22,893

Cardinal Health, Inc.	249	20,343

Charles River Laboratories International, Inc. †	104	7,637

Gilead Sciences, Inc.	684	59,679

GlaxoSmithKline PLC (United Kingdom)	1,309	25,419

Grifols SA (Spain)	168	3,657

Hologic, Inc. †	315	10,908

Incyte Corp. †	261	19,184

McKesson Corp.	134	20,853

Medipal Holdings Corp. (Japan)	1,700	26,003

Merck KGaA (Germany)	117	9,951

Retirement Income Fund Lifestyle 3 25

COMMON STOCKS (29.5%)* cont.	Shares	Value

Health care cont.
Novartis AG (Switzerland)	382	$27,263

Novo Nordisk A/S Class B (Denmark)	228	11,717

Otsuka Holdings Company, Ltd. (Japan)	100	3,524

Pfizer, Inc.	2,406	71,386

Roche Holding AG (Switzerland)	156	39,958

Sanofi (France)	569	45,023

Shire PLC (United Kingdom)	77	4,018

Suzuken Co., Ltd. (Japan)	500	16,228

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	239	13,288

Ventas, Inc. R	1,096	61,014

Zoetis, Inc.	468	19,216

731,687
Insurance (1.0%)
Ageas (Belgium)	124	4,575

Allianz SE (Germany)	206	30,713

Allied World Assurance Co. Holdings AG	103	3,336

Allstate Corp. (The)	449	28,494

American Financial Group, Inc.	53	3,555

Aspen Insurance Holdings, Ltd.	59	2,637

AXA SA (France)	962	21,140

CNP Assurances (France)	1,340	19,726

Delta Lloyd NV (Netherlands)	429	2,656

Lincoln National Corp.	369	13,480

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	187	36,925

NN Group NV (Netherlands)	379	11,625

Prudential Financial, Inc.	522	34,499

Reinsurance Group of America, Inc.	49	4,415

Swiss Life Holding AG (Switzerland)	59	14,337

Swiss Re AG (Switzerland)	432	38,234

Voya Financial, Inc.	367	10,775

281,122
Investment banking/Brokerage (0.3%)
Ameriprise Financial, Inc.	180	15,111

Daiwa Securities Group, Inc. (Japan)	1,000	5,882

E*Trade Financial Corp. †	622	14,592

Investor AB Class B (Sweden)	963	31,960

Nomura Holdings, Inc. (Japan)	1,900	7,968

75,513
Real estate (9.8%)
Alexandria Real Estate Equities, Inc. R	859	67,998

American Capital Agency Corp. R	573	10,354

Annaly Capital Management, Inc. R	1,229	12,450

Apartment Investment & Management Co. Class A R	1,504	55,061

AvalonBay Communities, Inc. R	836	143,491

Boston Properties, Inc. R	1,049	119,733

Brixmor Property Group, Inc. R	2,414	56,560

Camden Property Trust R	917	68,537

Care Capital Properties, Inc. R	274	7,264

CBRE Group, Inc. Class A †	629	15,983

26 Retirement Income Fund Lifestyle 3

COMMON STOCKS (29.5%)* cont.	Shares	Value

Real estate cont.
Chimera Investment Corp. R	334	$4,352

Corporate Office Properties Trust R	2,028	47,455

DDR Corp. R	258	4,316

Dexus Property Group (Australia) R	2,285	12,285

DiamondRock Hospitality Co. R	4,156	36,988

Digital Realty Trust, Inc. R	225	17,791

Duke Realty Corp. R	3,243	67,065

DuPont Fabros Technology, Inc. R	2,529	90,159

Equity Lifestyle Properties, Inc. R	45	3,157

Equity Residential Trust R	2,078	154,790

Essex Property Trust, Inc. R	174	36,415

Extra Space Storage, Inc. R	108	8,872

Federal Realty Investment Trust R	135	19,988

General Growth Properties R	4,734	130,280

HCP, Inc. R	1,839	54,398

Healthcare Realty Trust, Inc. R	1,863	54,046

Highwoods Properties, Inc. R	1,465	63,801

Jones Lang LaSalle, Inc.	96	9,799

Kerry Properties, Ltd. (Hong Kong)	3,500	8,213

Kimco Realty Corp. R	3,623	96,915

Liberty Property Trust R	1,584	45,746

Macerich Co. (The) R	352	27,836

Medical Properties Trust, Inc. R	4,924	56,971

MFA Financial, Inc. R	561	3,820

Mid-America Apartment Communities, Inc. R	59	5,306

National Health Investors, Inc. R	729	45,861

New World Development Co., Ltd. (Hong Kong)	16,000	13,393

Nomura Real Estate Holdings, Inc. (Japan)	200	3,566

Persimmon PLC (United Kingdom)	638	19,281

Post Properties, Inc. R	819	45,643

Prologis, Inc. R	3,283	126,264

Public Storage R	839	209,322

Realogy Holdings Corp. †	299	9,559

Realty Income Corp. R	583	34,129

Regency Centers Corp. R	64	4,517

Simon Property Group, Inc. R	1,736	329,339

SL Green Realty Corp. R	251	22,133

Spirit Realty Capital, Inc. R	1,671	17,863

Starwood Property Trust, Inc. R	409	7,174

Sunstone Hotel Investors, Inc. R	4,005	51,665

Taubman Centers, Inc. R	824	58,356

Two Harbors Investment Corp. R	451	3,495

UDR, Inc. R	404	13,869

VEREIT, Inc. R	1,699	13,626

Vornado Realty Trust R	551	47,584

Washington Real Estate Investment Trust R	1,432	37,046

Weingarten Realty Investors R	1,781	62,745

Welltower, Inc. R	1,332	84,955

Retirement Income Fund Lifestyle 3 27

COMMON STOCKS (29.5%)* cont.	Shares	Value

Real estate cont.
Wheelock and Co., Ltd. (Hong Kong)	5,000	$19,714

WP Carey, Inc. R	84	4,762

2,904,056
Technology (2.4%)
Agilent Technologies, Inc.	502	18,750

Alphabet, Inc. Class A †	82	58,812

Amdocs, Ltd.	281	15,950

Apple, Inc.	1,340	129,565

AtoS SE (France)	55	3,992

Brocade Communications Systems, Inc.	578	5,740

Brother Industries, Ltd. (Japan)	200	2,177

Cisco Systems, Inc.	375	9,818

Computer Sciences Corp.	412	11,870

CSRA, Inc.	56	1,453

eBay, Inc. †	1,877	44,673

Fujitsu, Ltd. (Japan)	1,000	3,646

GungHo Online Entertainment, Inc. (Japan) S	4,100	9,729

Hoya Corp. (Japan)	800	28,805

Ingram Micro, Inc. Class A	153	5,477

Intuit, Inc.	280	27,059

Iron Mountain, Inc. R	1,845	54,206

L-3 Communications Holdings, Inc.	250	29,328

Leidos Holdings, Inc.	320	13,830

Maxim Integrated Products, Inc.	506	17,133

Microsoft Corp.	2,146	109,188

Murata Manufacturing Co., Ltd. (Japan)	100	11,955

Nexon Co., Ltd. (Japan)	500	7,463

Nuance Communications, Inc. †	335	6,536

NVIDIA Corp.	907	28,444

Otsuka Corp. (Japan)	100	4,932

Samsung Electronics Co., Ltd. (South Korea)	3	2,852

Teradyne, Inc.	567	10,818

Xerox Corp.	2,035	19,556

693,757
Transportation (0.8%)
ANA Holdings, Inc. (Japan)	8,000	22,578

AP Moeller — Maersk A/S (Denmark)	16	20,920

Aurizon Holdings, Ltd. (Australia)	1,650	4,795

Central Japan Railway Co. (Japan)	100	17,837

ComfortDelgro Corp., Ltd. (Singapore)	7,900	16,909

Delta Air Lines, Inc. S	963	46,455

Deutsche Post AG (Germany)	429	10,207

easyJet PLC (United Kingdom)	122	2,551

International Consolidated Airlines Group SA (Spain)	1,621	12,337

Qantas Airways, Ltd. (Australia)	2,499	6,864

Royal Mail PLC (United Kingdom)	2,053	12,891

Ryanair Holdings PLC ADR (Ireland)	171	14,222

United Parcel Service, Inc. Class B	350	33,793

Yangzijiang Shipbuilding Holdings, Ltd. (China)	32,500	20,957

		243,316

28 Retirement Income Fund Lifestyle 3

COMMON STOCKS (29.5%)* cont.	Shares	Value

Utilities and power (0.7%)
AES Corp.	488	$4,782

American Electric Power Co., Inc.	26	1,606

Centrica PLC (United Kingdom)	3,013	8,652

E.ON SE (Germany)	1,362	12,433

Endesa SA (Spain)	780	14,039

Enel SpA (Italy)	3,631	14,491

ENI SpA (Italy)	215	3,007

Entergy Corp.	591	42,676

Iberdrola SA (Spain)	5,395	34,867

Korea Electric Power Corp. (South Korea)	87	4,136

PPL Corp.	678	23,723

RWE AG (Germany)	814	9,345

Tokyo Electric Power Co., Inc. (Japan) †	1,300	6,566

UGI Corp.	518	19,145

Vectren Corp.	44	2,003

		201,471

Total common stocks (cost $9,027,869)		$8,634,784

INVESTMENT COMPANIES (10.2%)*	Shares	Value

Putnam Absolute Return 700 Fund Class Y Ω	277,047	$2,994,877

Total investment companies (cost $3,452,044)		$2,994,877

CORPORATE BONDS AND NOTES (10.0%)*	Principal amount	Value

Basic materials (1.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$15,000	$14,250

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	5,000	4,639

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	2,000	1,786

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	15,000	15,750

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	15,000	14,625

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	25,000	23,300

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	5,000	5,300

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	2,000	1,698

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	3,000	2,557

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	20,000	18,300

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	2,000	1,926

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	30,000	15,525

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	9,000	6,817

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	4,000	2,880

Retirement Income Fund Lifestyle 3 29

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	$2,000	$1,665

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	50,000	52,625

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	15,000	8,513

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	25,000	23,563

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	3,000	2,865

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	5,000	5,175

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	5,000	4,108

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	1,960

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	25,000	23,438

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	25,000	18,969

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,000	6,360

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,199

284,793
Capital goods (0.9%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	40,000	39,200

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	25,000	24,500

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	25,000	25,188

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	15,000	14,475

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	10,000	10,400

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	5,000	5,125

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	10,000	7,538

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	20,000	19,050

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	10,000	13,474

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	20,000	16,850

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	3,000	3,105

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	2,000	2,100

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	20,000	19,600

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	35,000	34,563

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	40,000	39,000

		274,168

30 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Communication services (1.9%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	$10,000	$9,981

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	2,000	1,826

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	3,000	2,947

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	30,000	29,925

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	35,000	35,263

CCO Safari II, LLC 144A company guaranty sr. notes 6.484s, 2045	3,000	3,163

CCO Safari II, LLC 144A company guaranty sr. notes 4.908s, 2025	2,000	2,052

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	5,000	6,991

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	5,000	6,655

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	28,000	29,645

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	5,000	5,238

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,379

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	25,000	25,375

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	10,000	8,986

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	5,000	1,500

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,519

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	25,000	26,125

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	15,000	15,413

SBA Tower Trust 144A sr. notes 5.101s, 2017	10,000	10,109

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	40,000	29,000

Sprint Corp. company guaranty sr. unsec. sub. notes 7 7/8s, 2023	20,000	14,800

Sprint Corp. company guaranty sr. unsec. sub. notes 7 1/4s, 2021	70,000	52,675

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	65,000	68,250

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	40,000	41,200

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 5.462s, 2021 (Spain)	5,000	5,481

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	200	5,276

Verizon Communications, Inc. sr. unsec. unsub. notes 4.522s, 2048	19,000	17,338

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	4,697

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	35,000	35,788

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	25,000	22,375

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	20,000	16,138

		546,110

Retirement Income Fund Lifestyle 3 31

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	$8,000	$8,120

8,120
Consumer cyclicals (1.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	5,000	6,301

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	15,000	12,900

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	7,000	7,582

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	5,000	4,029

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	4,000	3,000

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	35,000	29,225

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	5,000	6,279

Dana Holding Corp. sr. unsec. notes 6s, 2023	5,000	4,775

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026	5,000	4,750

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	5,000	6,125

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	5,904

General Motors Co. sr. unsec. notes 6 1/4s, 2043	5,000	4,892

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046	2,000	2,092

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022	10,000	9,433

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,343

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	25,000	24,594

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,300

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	35,000	32,025

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	5,000	5,588

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	30,000	29,625

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	10,000	10,063

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	3,000	3,161

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	1,000	1,096

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	3,000	3,211

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	5,000	5,175

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	5,000	5,250

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	10,000	10,200

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	35,000	21,088

32 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nordstrom, Inc. sr. unsec. notes 5s, 2044	$1,000	$949

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	5,000	6,002

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	20,000	20,950

Owens Corning company guaranty sr. unsec. sub. notes 9s, 2019	5,000	5,781

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	4,000	3,994

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	5,000	5,056

QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	1,933

QVC, Inc. company guaranty sr. sub. notes 4.45s, 2025	2,000	1,865

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	30,000	30,338

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	70,000	54,950

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	35,000	35,481

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 7/8s, 2020	15,000	15,675

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	32,000	32,800

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	5,000	4,665

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	5,999

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	15,000	15,000

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	2,000	1,975

517,419
Consumer staples (0.5%)
Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	2,000	2,449

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	5,000	5,050

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	10,000	14,767

BlueLine Rental Finance Corp. 144A notes 7s, 2019	40,000	29,300

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	2,000	2,265

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 7/8s, 2019	2,000	2,071

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	5,000	5,142

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	10,000	11,250

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	2,000	2,010

CVS Health Corp. sr. unsec. unsub. notes 5 1/8s, 2045	5,000	5,610

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	12,000	13,136

CVS Pass-Through Trust sr. notes 6.036s, 2028	3,654	4,085

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	5,000	4,647

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	10,000	12,301

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	5,000	6,136

Retirement Income Fund Lifestyle 3 33

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	$2,000	$2,563

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	15,000	17,321

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	2,000	2,054

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	3,000	3,204

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	5,000	5,036

150,397
Energy (0.4%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	25,000	21,313

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	25,000	16,375

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	5,000	5,284

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	6,000	780

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	2,000	260

California Resources Corp. 144A company guaranty
notes 8s, 2022	15,000	3,750

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	14,000	5,460

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	5,000	4,101

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	2,000	1,516

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,000	730

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	5,000	4,525

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	35,000	32,550

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.2s, 2018	5,000	5,218

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	5,000	3,750

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8 3/4s, 2032	7,000	5,740

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031	2,000	1,500

112,852
Financials (1.7%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	40,000	44,200

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	5,000	4,850

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	5,000	4,364

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	5,000	6,238

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	9,000	8,708

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	10,000	10,200

34 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Financials cont.
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	$10,000	$10,018

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	15,000	16,439

Camden Property Trust sr. unsec. unsub. notes 4 7/8s, 2023 R	5,000	5,516

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,000	5,214

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	5,000	4,906

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	2,000	2,070

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	8,000	8,066

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	55,000	55,206

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	2,000	1,901

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	4,000	3,760

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	14,000	13,160

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	20,000	18,600

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	2,000	2,403

Duke Realty LP company guaranty sr. unsec. unsub. notes
3 7/8s, 2021 R	5,000	5,155

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	2,000	1,985

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	3,000	630

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	5,000	5,300

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	5,000	4,848

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	8,000	11,592

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	40,000	37,200

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	5,000	5,350

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	5,000	4,870

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	5,000	5,812

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	2,000	2,188

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN 7s, 2037	5,000	4,425

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,876

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	10,000	10,850

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8 7/8s, 2039	5,000	7,272

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	5,000	5,213

Retirement Income Fund Lifestyle 3 35

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	$2,000	$2,080

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	35,000	32,813

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	15,000	13,125

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	2,000	1,904

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	5,000	5,006

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	5,000	5,263

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	4,990

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	4,984

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	30,000	26,138

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.512s, 2037	15,000	10,350

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	2,000	2,033

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	10,000	9,200

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	3,000	2,850

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	10,000	10,538

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	10,000	11,093

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,067

490,819
Health care (0.6%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	2,000	2,042

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	3,000	3,068

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	35,000	33,425

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	55,000	55,550

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2019	2,000	2,173

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	5,000	5,100

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	45,000	45,788

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5 1/4s, 2026 R	5,000	5,100

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	5,000	4,800

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	2,000	2,044

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	20,000	21,275

		180,365

36 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	$3,000	$3,027

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	20,000	19,800

Infor US, Inc. 144A company guaranty sr. unsec. notes
6 1/2s, 2022	35,000	30,363

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	35,000	29,925

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	15,000	14,325

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	20,000	20,850

118,290
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	35,000	31,238

Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7 1/8s, 2020	5,000	5,478

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	15,000	14,175

50,891
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	15,000	16,463

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,024

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	100,000	79,254

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8 3/8s, 2032	5,000	5,033

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,204

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	40,000	10,800

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,262

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6 3/4s, 2036 (Spain)	5,000	6,158

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	1,000	783

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05s, 2019	3,000	2,748

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7 3/4s, 2032	5,000	4,786

PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5 3/8s, 2021 (United Kingdom)	15,000	16,646

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	7,000	5,075

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	5,000	5,926

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	10,000	6,373

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	5,000	3,700

		182,235

Total corporate bonds and notes (cost $3,191,905)		$2,916,459

Retirement Income Fund Lifestyle 3 37

CONVERTIBLE BONDS AND NOTES (7.6%)*	Principal amount	Value

Basic materials (0.1%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	$16,000	$14,710

14,710
Capital goods (0.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	44,000	16,390

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	8,000	12,480

28,870
Communication services (0.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	6,000	5,790

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	38,000	4

TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	34,000	34,765

40,559
Consumer cyclicals (1.6%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 5/8s, 2018	27,000	31,388

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	24,000	24,795

Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 1/8s, 2034	47,000	54,873

Lennar Corp. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2020	24,000	45,255

Liberty Interactive, LLC cv. sr. unsec. notes 3 1/2s, 2031	50,000	25,938

Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	44,000	68,365

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	57,000	60,527

Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	32,000	11,800

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	35,000	49,066

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1 1/4s, 2021	109,000	85,633

TiVo, Inc. cv. sr. unsec. bonds 2s, 2021	30,000	25,500

483,140
Consumer staples (0.2%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2 1/2s, 2019	30,000	44,610

44,610
Energy (0.4%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	87,000	22,620

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	82,000	37,105

Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired
various dates from 11/19/13 to 1/24/14, cost $13,899)
(In default) † ΔΔ	14,000	35

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	13,000	5,525

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	31,000	18,697

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1 3/4s, 2017	50,000	27,500

Trico Marine Services, Inc. cv. sr. unsec. notes 3s, 2027
(In default) † F	15,000	413

		111,895

38 Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value

Financials (0.9%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	$36,000	$36,450

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	13,000	23,457

Forest City Realty Trust, Inc. cv. sr. unsec. notes 4 1/4s, 2018	38,000	40,043

Hercules Capital, Inc. cv. sr. unsec. unsub. notes 6s, 2016	16,000	16,460

Radian Group, Inc. cv. sr. unsec. notes 2 1/4s, 2019	28,000	31,850

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	43,000	41,576

TCP Capital Corp. cv. sr. unsec. bonds 5 1/4s, 2019	57,000	53,616

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	10,000	5,375

248,827
Health care (1.4%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	32,000	31,420

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	12,000	13,778

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	49,000	46,366

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	14,000	980

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	13,000	50,172

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	49,000	52,461

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 3/1/18) 2042 ††	61,000	78,576

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	66,000	66,248

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	27,000	26,460

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	13,000	30,249

398,710
Technology (2.5%)
Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	16,000	10,140

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1 3/8s, 2020	33,000	32,093

Ciena Corp. cv. sr. unsec. notes 4s, 2020	43,000	55,336

Citrix Systems, Inc. cv. sr. unsec. notes 0 1/2s, 2019	28,000	30,188

Intel Corp. cv. jr. unsec. sub. notes 3 1/4s, 2039	19,000	28,191

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	37,000	45,094

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	8,000	12,010

Microchip Technology, Inc. cv. sr. unsec. sub. bonds 1 5/8s, 2025	45,000	43,172

Micron Technology, Inc. cv. sr. unsec. bonds 3s, 2043	50,000	34,625

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	52,000	61,588

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	12,000	7,853

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	21,000	45,596

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	51,000	81,983

Retirement Income Fund Lifestyle 3 39

CONVERTIBLE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value

Technology cont.
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	$27,000	$28,148

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	34,000	35,148

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	45,000	53,663

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	11,000	16,686

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	24,000	20,790

Twitter, Inc. cv. sr. unsec. unsub. bonds 1s, 2021	28,000	23,415

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	22,000	19,965

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	78,000	76,001

761,685
Transportation (0.3%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2 1/4s, 2022	22,000	16,775

Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	24,000	22,815

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2 3/8s, 2019	51,000	41,469

		81,059

Total convertible bonds and notes (cost $2,597,664)		$2,214,065

CONVERTIBLE PREFERRED STOCKS (5.3%)*	Shares	Value

Basic materials (0.3%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	1,300	$40,097

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	1,775	18

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	961	44,716

84,831
Capital goods (0.1%)
Stericycle, Inc. $5.25 cv. pfd.	253	21,879

21,879
Communication services (1.1%)
American Tower Corp. $5.50 cv. pfd. R	893	87,681

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	38,700

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	463	49,194

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	530	53,928

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	1,204	77,225

306,728
Consumer cyclicals (0.6%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	37,790

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy) †	1,260	80,640

Stanley Black & Decker, Inc. $6.25 cv. pfd.	587	61,471

179,901
Consumer staples (0.3%)
Tyson Foods, Inc. $2.375 cv. pfd.	1,082	78,077

Energy (—%)		78,077
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	23	431

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	843	12,021

12,452
Financials (1.5%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,573	43,577

AMG Capital Trust II $2.575 cv. pfd.	956	47,083

Banc of California, Inc. $4.00 cv. pfd.	311	22,059

Bank of America Corp. Ser. L, 7.25% cv. pfd.	105	114,713

40 Retirement Income Fund Lifestyle 3

CONVERTIBLE PREFERRED STOCKS (5.3%)* cont.	Shares	Value

Financials cont.
EPR Properties Ser. C, $1.438 cv. pfd. R	2,069	$51,609

iStar, Inc. $2.25 cv. pfd. R	226	8,581

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	644	28,851

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	77	90,138

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	697	40,666

447,277
Health care (0.9%)
Alere, Inc. Ser. B, 3.00% cv. pfd.	69	26,686

Allergan PLC Ser. A, 5.50% cv. pfd.	137	132,339

Anthem, Inc. $2.63 cv. pfd.	864	38,223

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel) †	67	60,039

257,287
Utilities and power (0.5%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	1,000	48,520

Dynegy, Inc. Ser. A, $5.375 cv. pfd.	212	7,958

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	42,008

Exelon Corp. $3.25 cv. pfd.	1,302	58,199

		156,685

Total convertible preferred stocks (cost $1,634,548)		$1,545,117

U.S. TREASURY OBLIGATIONS (4.5%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043 Δ §	$60,000	$74,869
2 3/4s, August 15, 2042 §	90,000	93,263

U.S. Treasury Notes
2 3/4s, November 15, 2023 Δ	160,000	173,648
2 3/8s, August 15, 2024 Δ	180,000	189,998
2s, November 30, 2020 Δ	120,000	124,123
1 3/4s, May 31, 2016	130,000	130,430
1 3/8s, September 30, 2018	90,000	91,219
1 1/8s, December 31, 2019	180,000	180,109
1s, August 31, 2016	10,000	10,023
0 3/4s, March 31, 2018 §	190,000	189,777
0 3/4s, December 31, 2017	60,000	59,943

Total U.S. treasury obligations (cost $1,283,765)		$1,317,402

MORTGAGE-BACKED SECURITIES (1.3%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.714s, 2049	$10,000	$10,329
Ser. 14-GC21, Class AS, 4.026s, 2047	14,000	14,669
Ser. 14-GC23, Class AS, 3.863s, 2047 F	14,000	14,801

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 1.945s, 2045	132,522	11,902
FRB Ser. 14-CR14, Class XA, IO, 0.723s, 2047	571,176	22,367

Retirement Income Fund Lifestyle 3 41

MORTGAGE-BACKED SECURITIES (1.3%)* cont.	Principal amount	Value

COMM Mortgage Trust
Ser. 13-LC6, Class AM, 3.282s, 2046	$19,000	$20,131
FRB Ser. 14-CR18, Class XA, IO, 1.282s, 2047	98,593	6,414
FRB Ser. 14-CR16, Class XA, IO, 1.245s, 2047	180,542	11,309
FRB Ser. 13-LC13, Class XA, IO, 1.224s, 2046	138,050	8,039
FRB Ser. 13-CR13, Class XA, IO, 1.141s, 2023	124,965	5,927
FRB Ser. 14-UBS6, Class XA, IO, 1.07s, 2047	99,073	6,127

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.982s, 2038	4,123	1

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	13,465	13,810
Ser. 04-LN2, Class A2, 5.115s, 2041	410	410

LB Commercial Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,076

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C2,
Class XCL, IO, 0.195s, 2040	4,054	—

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.414s, 2046	10,000	10,871
FRB Ser. 13-C10, Class AS, 4.081s, 2046	20,000	21,203
FRB Ser. 13-C13, Class XA, IO, 1.167s, 2046	301,486	18,370
FRB Ser. 13-C12, Class XA, IO, 0.967s, 2046	316,383	12,735

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.074s, 2045	154,888	11,431

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61s, 2049	6,041	6,045

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	8,160	8,177

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.664s, 2063	419,777	25,650

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154s, 2045	10,000	11,226

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.298s, 2046	10,000	10,980

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387s, 2046	25,000	26,837
Ser. 13-UBS1, Class AS, 4.306s, 2046	26,000	27,762
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,240

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.16s, 2045	93,251	8,400
FRB Ser. 12-C10, Class XA, IO, 1.74s, 2045	216,996	17,564

Total mortgage-backed securities (cost $380,960)		$375,803

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)*	Principal amount	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)	$212,821	$223,462

Total foreign government and agency bonds and notes (cost $202,738)		$223,462

42 Retirement Income Fund Lifestyle 3

SENIOR LOANS (0.5%)* [c]		Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		$64,423	$38,224

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017		66,169	57,609

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020		14,759	13,874

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		24,787	21,688

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188s, 2021		9,850	9,809

Total senior loans (cost $177,257)			$141,204

ASSET-BACKED SECURITIES (0.2%)*		Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.436s, 2017		$16,000	$16,000
FRB Ser. 15-2, Class A, 1.235s, 2016		28,000	28,000

Total asset-backed securities (cost $44,000)			$44,000

MUNICIPAL BONDS AND NOTES (0.1%)*		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$10,000	$14,359

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		10,000	14,306

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		5,000	5,900

Total municipal bonds and notes (cost $25,064)			$34,565

PREFERRED STOCKS (—%)*		Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP		275	$6,672

Total preferred stocks (cost $7,238)			$6,672

SHORT-TERM INVESTMENTS (31.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	100,987	$100,987

Putnam Short Term Investment Fund 0.41% L	Shares	9,111,335	9,111,335

U.S. Treasury Bills 0.32%, May 12, 2016 #		$8,000	7,995

Total short-term investments (cost $9,220,317)			$9,220,317

TOTAL INVESTMENTS

Total investments (cost $31,245,369)			$29,668,727

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

G.O. Bonds	General Obligation Bonds

IO	Interest Only

Retirement Income Fund Lifestyle 3 43

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $29,253,822.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $35, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,015,337 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

44 Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $651,332)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Buy	3/16/16	$10,774	$10,821	$(47)

	Euro	Sell	3/16/16	10,774	10,755	(19)

	Barclays Bank PLC
	Euro	Buy	3/16/16	10,012	9,804	208

	Euro	Sell	3/16/16	10,012	10,056	44

	Hong Kong Dollar	Buy	5/18/16	18,378	18,379	(1)

	Japanese Yen	Buy	5/18/16	8,336	8,149	187

	Singapore Dollar	Buy	5/18/16	16,468	16,208	260

	Citibank, N.A.
	British Pound	Buy	3/16/16	6,403	6,937	(534)

	British Pound	Sell	3/16/16	6,403	6,377	(26)

	Danish Krone	Sell	3/16/16	14,839	14,249	(590)

	Japanese Yen	Sell	5/18/16	7,927	7,387	(540)

	Credit Suisse International
	Euro	Buy	3/16/16	326	328	(2)

	Euro	Sell	3/16/16	326	320	(6)

	New Zealand Dollar	Sell	4/20/16	5,322	5,423	101

	Norwegian Krone	Sell	3/16/16	15,293	15,351	58

	Swiss Franc	Buy	3/16/16	31,066	30,302	764

	Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	58,183	58,320	(137)

	British Pound	Sell	3/16/16	1,809	2,922	1,113

	Euro	Buy	3/16/16	18,827	18,801	26

	Euro	Sell	3/16/16	18,827	18,909	82

HSBC Bank USA, National Association
	Euro	Sell	3/16/16	58,114	57,002	(1,112)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/16	41,757	42,063	(306)

	British Pound	Sell	3/16/16	49,552	52,533	2,981

	New Zealand Dollar	Sell	4/20/16	5,059	5,157	98

	Norwegian Krone	Sell	3/16/16	14,236	14,547	311

	Swedish Krona	Sell	3/16/16	21,490	21,485	(5)

	Royal Bank of Scotland PLC (The)
	Euro	Buy	3/16/16	435	460	(25)

	State Street Bank and Trust Co.
	Australian Dollar	Sell	4/20/16	5,341	5,342	1

	Euro	Sell	3/16/16	17,739	18,449	710

	Israeli Shekel	Sell	4/20/16	3,849	3,830	(19)

	Swedish Krona	Buy	3/16/16	1,052	1,314	(262)

	Swiss Franc	Buy	3/16/16	13,329	13,328	1

	Swiss Franc	Sell	3/16/16	13,329	13,446	117

Retirement Income Fund Lifestyle 3 45

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $651,332) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Sell	4/20/16	$6,837	$6,867	$30

	British Pound	Buy	3/16/16	47,186	51,132	(3,946)

	British Pound	Sell	3/16/16	47,186	46,999	(187)

	Swiss Franc	Buy	3/16/16	13,228	13,052	176

WestPac Banking Corp.
	New Zealand Dollar	Buy	4/20/16	14,257	14,528	(271)

Total						$(767)

FUTURES CONTRACTS OUTSTANDING at 2/29/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	3	$655,641	Jun-16	$(772)

Total				$(772)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 24 Index	BBB/P	$349,341	$3,099,740	12/20/20	100 bp	$6,256

Total		$349,341				$6,256

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$3,241	$4,253,000	12/20/20	500 bp	$7,252
Index

Total		$3,241				$7,252

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

46 Retirement Income Fund Lifestyle 3

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$79,937	$230,233	$—

Capital goods	203,438	110,121	—

Communication services	107,941	200,828	—

Conglomerates	—	12,165	—

Consumer cyclicals	566,119	423,162	—

Consumer staples	305,964	267,428	—

Energy	197,548	219,698	—

Financials	3,241,942	598,029	—

Health care	473,110	258,577	—

Technology	618,206	75,551	—

Transportation	94,470	148,846	—

Utilities and power	93,935	107,536	—

Total common stocks	5,982,610	2,652,174	—

Asset-backed securities	—	28,000	16,000

Convertible bonds and notes	—	2,210,668	3,397

Convertible preferred stocks	12,021	1,533,078	18

Corporate bonds and notes	—	2,916,459	—

Foreign government and agency bonds and notes	—	223,462	—

Investment companies	2,994,877	—	—

Mortgage-backed securities	—	375,803	—

Municipal bonds and notes	—	34,565	—

Preferred stocks	6,672	—	—

Senior loans	—	141,204	—

U.S. treasury obligations	—	1,317,402	—

Short-term investments	9,111,335	108,982	—

Totals by level	$18,107,515	$11,541,797	$19,415

Retirement Income Fund Lifestyle 3 47

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(767)	$—

Futures contracts	(772)	—	—

Credit default contracts	—	(339,074)	—

Totals by level	$(772)	$(339,841)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48 Retirement Income Fund Lifestyle 3

Statement of assets and liabilities 2/29/16

ASSETS

Investment in securities, at value, including $97,887 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $18,581,003)	$17,461,528
Affiliated issuers (identified cost $12,664,366) (Notes 1 and 5)	12,207,199

Foreign currency (cost $1,033) (Note 1)	1,032

Dividends, interest and other receivables	131,400

Receivable for shares of the fund sold	93,950

Receivable for investments sold	83,667

Receivable from Manager (Note 2)	35,995

Receivable for variation margin (Note 1)	17,426

Unrealized appreciation on forward currency contracts (Note 1)	7,268

Unrealized appreciation on OTC swap contracts (Note 1)	6,256

Prepaid assets	21,636

Total assets	30,067,357

LIABILITIES

Payable to custodian	158,261

Payable for investments purchased	18,621

Payable for shares of the fund repurchased	16,634

Payable for custodian fees (Note 2)	13,843

Payable for investor servicing fees (Note 2)	8,063

Payable for Trustee compensation and expenses (Note 2)	30,177

Payable for administrative services (Note 2)	101

Payable for distribution fees (Note 2)	12,919

Payable for auditing and tax fees	77,568

Premium received on OTC swap contracts (Note 1)	349,341

Unrealized depreciation on forward currency contracts (Note 1)	8,035

Collateral on securities loaned, at value (Note 1)	100,987

Other accrued expenses	18,985

Total liabilities	813,535

Net assets	$29,253,822

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$42,190,277

Undistributed net investment income (Note 1)	47,065

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,418,621)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,564,899)

Total — Representing net assets applicable to capital shares outstanding	$29,253,822

(Continued on next page)

Retirement Income Fund Lifestyle 3 49

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($23,724,925 divided by 2,289,036 shares)	$10.36

Offering price per class A share (100/96.00 of $10.36)*	$10.79

Net asset value and offering price per class B share ($968,008 divided by 93,778 shares)**	$10.32

Net asset value and offering price per class C share ($2,758,764 divided by 267,180 shares)**	$10.33

Net asset value and redemption price per class M share ($412,787 divided by 39,920 shares)	$10.34

Offering price per class M share (100/96.75 of $10.34)†	$10.69

Net asset value, offering price and redemption price per class R share
($3,915 divided by 378 shares)	$10.36

Net asset value, offering price and redemption price per class Y share
($1,385,423 divided by 133,377 shares)	$10.39

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

50     Retirement Income Fund Lifestyle 3

Statement of operations Year ended 2/29/16

INVESTMENT INCOME

Dividends (net of foreign tax of $10,513) (including dividend income of $213,468
from investments in affiliated issuers)	$563,934

Interest (including interest income of $17,220 from investments in affiliated issuers) (Note 5)	297,037

Securities lending (Note 1)	530

Total investment income	861,501

EXPENSES

Compensation of Manager (Note 2)	142,410

Investor servicing fees (Note 2)	46,852

Custodian fees (Note 2)	42,756

Trustee compensation and expenses (Note 2)	1,809

Distribution fees (Note 2)	104,025

Administrative services (Note 2)	759

Reports to shareholders	28,938

Auditing and tax fees	79,321

Blue sky expense	76,224

Other	5,782

Fees waived and reimbursed by Manager (Note 2)	(195,380)

Total expenses	333,496

Expense reduction (Note 2)	(88)

Net expenses	333,408

Net investment income	528,093

Net realized gain on investments (Notes 1 and 3)	378,623

Capital gain distributions from investments in affiliated issuers (Note 5)	30,971

Net realized loss on swap contracts (Note 1)	(69,218)

Net realized gain on futures contracts (Note 1)	6,307

Net realized loss on foreign currency transactions (Note 1)	(5,808)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,602

Net unrealized depreciation of investments, futures contracts and swap contracts
during the year	(3,155,650)

Net loss on investments	(2,813,173)

Net decrease in net assets resulting from operations	$(2,285,080)

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3 51

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/29/16	Year ended 2/28/15

Operations:
Net investment income	$528,093	$266,254

Net realized gain on investments
and foreign currency transactions	340,875	768,739

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(3,154,048)	353,729

Net increase (decrease) in net assets resulting
from operations	(2,285,080)	1,388,722

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(618,702)	(452,381)

Class B	(18,131)	(16,423)

Class C	(51,817)	(51,300)

Class M	(10,200)	(11,115)

Class R	(108)	(119)

Class Y	(41,341)	(35,867)

Increase from capital share transactions (Note 4)	2,787,052	9,796,373

Total increase (decrease) in net assets	(238,327)	10,617,890

NET ASSETS

Beginning of year	29,492,149	18,874,259

End of year (including undistributed net investment income
of $47,065 and $67,395, respectively)	$29,253,822	$29,492,149

The accompanying notes are an integral part of these financial statements.

52 Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3 53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets (%)	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	[c,d,e]	net assets (%) [d]	(%)

Class A
February 29, 2016	$11.45	.20 [f]	(1.01)	(.81)	(.28)	(.28)	$10.36	(7.21)	$23,725	1.00	1.82 [f]	61
February 28, 2015	11.05	.14	.53	.67	(.27)	(.27)	11.45	6.16	23,364	1.00	1.26	53
February 28, 2014	10.21	.12	.92	1.04	(.20)	(.20)	11.05	10.33	13,539	1.01	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	10.21	8.83	10,782	1.00	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	9.58	1.04	12,145	1.04	2.10	92

Class B
February 29, 2016	$11.40	.12 [f]	(1.01)	(.89)	(.19)	(.19)	$10.32	(7.84)	$968	1.75	1.06 [f]	61
February 28, 2015	11.01	.06	.52	.58	(.19)	(.19)	11.40	5.31	1,021	1.75	.51	53
February 28, 2014	10.18	.05	.91	.96	(.13)	(.13)	11.01	9.45	876	1.76	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	10.18	8.12	812	1.75	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	9.54	.26	965	1.79	1.36	92

Class C
February 29, 2016	$11.41	.12 [f]	(1.01)	(.89)	(.19)	(.19)	$10.33	(7.84)	$2,759	1.75	1.06 [f]	61
February 28, 2015	11.01	.06	.53	.59	(.19)	(.19)	11.41	5.41	3,195	1.75	.50	53
February 28, 2014	10.18	.05	.90	.95	(.12)	(.12)	11.01	9.43	2,835	1.76	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	10.18	8.03	2,715	1.75	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	9.55	.35	2,352	1.79	1.33	92

Class M
February 29, 2016	$11.42	.17 [f]	(1.00)	(.83)	(.25)	(.25)	$10.34	(7.35)	$413	1.25	1.55 [f]	61
February 28, 2015	11.03	.11	.53	.64	(.25)	(.25)	11.42	5.83	488	1.25	.98	53
February 28, 2014	10.20	.10	.91	1.01	(.18)	(.18)	11.03	9.98	487	1.26	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	10.20	8.68	507	1.25	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	9.56	.70	465	1.37	1.71	92

Class R
February 29, 2016	$11.44	.15 [f]	(.98)	(.83)	(.25)	(.25)	$10.36	(7.35)	$4	1.25	1.35 [f]	61
February 28, 2015	11.04	.12	.53	.65	(.25)	(.25)	11.44	5.91	6	1.25	1.01	53
February 28, 2014	10.20	.10	.92	1.02	(.18)	(.18)	11.04	10.06	4	1.26	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	10.20	8.35	4	1.25	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	9.59	.77	1	1.29	1.87	92

Class Y
February 29, 2016	$11.47	.23 [f]	(1.01)	(.78)	(.30)	(.30)	$10.39	(6.89)	$1,385.75		2.07 [f]	61
February 28, 2015	11.07	.17	.53	.70	(.30)	(.30)	11.47	6.39	1,418.75		1.50	53
February 28, 2014	10.22	.15	.93	1.08	(.23)	(.23)	11.07	10.67	1,134.76		1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	10.22	9.08	1,595.75		1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	9.59	1.30	1,386.79		2.38	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3 55

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2016	0.64%

February 28, 2015	0.76

February 28, 2014	0.77

February 28, 2013	0.77

February 29, 2012	0.80

e Expense ratios do not include expenses of the underlying fund.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.08	0.70%

Class B	0.08	0.69

Class C	0.07	0.68

Class M	0.07	0.68

Class R	0.06	0.50

Class Y	0.08	0.69

The accompanying notes are an integral part of these financial statements.

56 Retirement Income Fund Lifestyle 3

Notes to financial statements 2/29/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2015 through February 29, 2016.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary goal is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Retirement Income Fund Lifestyle 3 57

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

58 Retirement Income Fund Lifestyle 3

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Retirement Income Fund Lifestyle 3 59

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $349,478 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $310,720 and may include amounts related to unsettled agreements.

60 Retirement Income Fund Lifestyle 3

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $100,987 and the value of securities loaned amounted to $97,887.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2016, the fund had a capital loss carryover of $11,238,334 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$763,838	N/A	$763,838	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

Retirement Income Fund Lifestyle 3 61

losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $144,391 of certain losses recognized during the period from November 1, 2015 to February 29, 2016 to its fiscal year ending February 28, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from income on swap contracts and from convertible securities taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $191,876 to increase distributions in excess of net investment income, $4,733 to decrease paid-in capital and $187,143 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$863,304
Unrealized depreciation	(2,476,625)

Net unrealized depreciation	(1,613,321)
Undistributed ordinary income	62,500
Capital loss carryforward	(11,238,334)
Post-October capital loss deferral	(144,391)
Cost for federal income tax purposes	$31,282,037

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2016, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $15,149 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

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year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $180,231 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37,638	Class R	9

Class B	1,565	Class Y	2,344

Class C	4,598	Total	$46,852

Class M	698

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $81 under the expense offset arrangements and by $7 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

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The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$61,402	Class M	2,284

Class B	10,230	Class R	28

Class C	30,081	Total	$104,025

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,472 and $1 from the sale of class A and class M shares, respectively, and received $186 and $17 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$15,229,364	$12,228,163

U.S. government securities (Long-term)	659,647	582,741

Total	$15,889,011	$12,810,904

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,093,592	$12,136,143	1,157,011	$13,046,604

Shares issued in connection with
reinvestment of distributions	54,805	594,126	37,016	417,896

	1,148,397	12,730,269	1,194,027	13,464,500

Shares repurchased	(900,366)	(9,937,628)	(378,259)	(4,259,670)

Net increase	248,031	$2,792,641	815,768	$9,204,830

64 Retirement Income Fund Lifestyle 3

	Year ended 2/29/16		Year ended 2/28/15

Class B	Shares	Amount	Shares	Amount

Shares sold	12,682	$141,802	31,293	$350,532

Shares issued in connection with
reinvestment of distributions	1,601	17,217	1,354	15,215

	14,283	159,019	32,647	365,747

Shares repurchased	(10,067)	(109,577)	(22,616)	(251,756)

Net increase	4,216	$49,442	10,031	$113,991

	Year ended 2/29/16		Year ended 2/28/15

Class C	Shares	Amount	Shares	Amount

Shares sold	33,676	$373,714	73,542	$826,588

Shares issued in connection with
reinvestment of distributions	4,596	49,442	4,194	47,142

	38,272	423,156	77,736	873,730

Shares repurchased	(51,224)	(565,151)	(54,981)	(617,745)

Net increase (decrease)	(12,952)	$(141,995)	22,755	$255,985

	Year ended 2/29/16		Year ended 2/28/15

Class M	Shares	Amount	Shares	Amount

Shares sold	43	$484	10,022	$112,519

Shares issued in connection with
reinvestment of distributions	943	10,200	987	11,106

	986	10,684	11,009	123,625

Shares repurchased	(3,743)	(40,666)	(12,477)	(139,806)

Net decrease	(2,757)	$(29,982)	(1,468)	$(16,181)

	Year ended 2/29/16		Year ended 2/28/15

Class R	Shares	Amount	Shares	Amount

Shares sold	136	$1,521	192	$2,162

Shares issued in connection with
reinvestment of distributions	10	108	11	119

	146	1,629	203	2,281

Shares repurchased	(332)	(3,609)	—	—

Net increase (decrease)	(186)	$(1,980)	203	$2,281

	Year ended 2/29/16		Year ended 2/28/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	44,929	$496,290	46,221	$519,040

Shares issued in connection with
reinvestment of distributions	3,499	38,072	2,772	31,341

	48,428	534,362	48,993	550,381

Shares repurchased	(38,698)	(415,436)	(27,820)	(314,914)

Net increase	9,730	$118,926	21,173	$235,467

Retirement Income Fund Lifestyle 3 65

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class R	139	36.8%	$1,440

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam
Money Market
Liquidity Fund*	$—	$2,407,015	$2,407,015	$1,133	$—	$—

Putnam Short Term
Investment Fund*	9,337,360	8,150,117	8,376,142	16,087	—	9,111,335

Putnam Absolute
Return 700 Fund
Class Y	2,980,118	2,762,912	2,313,798	213,468	30,971	2,994,877

Totals	$12,317,478	$13,320,044	$13,096,955	$230,688	$30,971	$12,106,212

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

66 Retirement Income Fund Lifestyle 3

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$1,100,000

OTC credit default contracts (notional)	$3,000,000

Centrally cleared credit default contracts (notional)	$4,200,000

Warrants (number of warrants)	2,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$4,011*	Payables	$343,085

Foreign exchange
contracts	Receivables	7,268	Payables	8,035

			Payables, Net
			assets — Unrealized
Interest rate contracts	Receivables	—	depreciation	772*

Total		$11,279		$351,892

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(69,218)	$(69,218)

Foreign exchange
contracts	—	—	(2,426)	—	$(2,426)

Equity contracts	(1,269)	—	—	—	$(1,269)

Interest rate contracts	—	6,307	—	—	$6,307

Total	$(1,269)	$6,307	$(2,426)	$(69,218)	$(66,606)

Retirement Income Fund Lifestyle 3 67

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,555	$1,555

Foreign exchange
contracts	—	—	1,682	—	$1,682

Equity contracts	1,269	—	—	—	$1,269

Interest rate contracts	—	(1,618)	—	—	$(1,618)

Total	$1,269	$(1,618)	$1,682	$1,555	$2,888

68 Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3 69

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	17,333	—	—	—	—	—	—	—	—	—	—	17,333

Futures contracts§	—	—	—	—	—	—	—	—	93	—	—	—	—	93

Forward currency contracts#	—	699	—	—	923	1,221	—	3,390	—	—	829	206	—	7,268

Total Assets	$—	$699	$17,333	$—	$923	$1,221	$—	$3,390	$93	$—	$829	$206	$—	$24,694

Liabilities:

OTC Credit default contracts*#	—	343,085	—	—	—	—	—	—	—	—	—	—	—	343,085

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	66	1	—	1,690	8	137	1,112	311	—	25	281	4,133	271	8,035

Total Liabilities	$66	$343,086	$—	$1,690	$8	$137	$1,112	$311	$—	$25	$281	$4,133	$271	$351,120

Total Financial and Derivative Net Assets	$(66)	$(342,387)	$17,333	$(1,690)	$915	$1,084	$(1,112)	$3,079	$93	$(25)	$548	$(3,927)	$(271)	$(326,426)

Total collateral received (pledged)†##	$—	$(310,270)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(66)	$(32,117)	$17,333	$(1,690)	$915	$1,084	$(1,112)	$3,079	$93	$(25)	$548	$(3,927)	$(271)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

70 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3 71

Federal tax information (Unaudited)

The fund designated 15.22% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 29.92%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $125,340 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

72 Retirement Income Fund Lifestyle 3

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Retirement Income Fund Lifestyle 3 73

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

74 Retirement Income Fund Lifestyle 3

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Associate General Counsel, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Investment Management, and Putnam	Since 2002
Retail Management (2003–2015)	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Retirement Income Fund Lifestyle 3 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Chief Compliance Officer
Management, LLC	Liaquat Ahamed
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
Legal Counsel	Principal Financial Officer	Governance, Assistant Clerk,
Ropes & Gray LLP		and Associate Treasurer
Robert T. Burns
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
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PERMIT NO. 600

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2016	$70,476	$ —	$8,798	$ —
February 28, 2015	$68,933	$ —	$8,464	$ —

For the fiscal years ended February 29, 2016 and February 28, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $682,817 and $482,877 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2016	$ —	$674,019	$ —	$ —

February 28, 2015	$ —	$474,413	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016